                                                      --------------------------
                      EFFECTIVE AUGUST 23RD, 2004            OMB APPROVAL
                                                      --------------------------
                             UNITED STATES             OMB Number:    3235-0060
                  SECURITIES AND EXCHANGE COMMISSION   Expires:  March 31, 2008
                        WASHINGTON, D.C. 20549         Estimated average burden
                                                       hours per response..28.0
                                                      --------------------------
                                FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     March 31, 2005
                                                --------------------------------

                                  ESPEED, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                      0-28191             13-4063515
--------------------------------------------------------------------------------
  (State of other jurisdiction        (Commission          (IRS Employer
           of incorporation)          File Number)       Identification No.)

                    110 East 59th Street, New York, NY 10022
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code            212-938-5000
                                                  ------------------------------

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
--------------------------------------------------------------------------------

On March 31, 2005, the Compensation Committee of the Board of Directors of
eSpeed, Inc. determined that the executive officers of eSpeed, including Howard
Lutnick, Kevin Foley, Lee Amaitis, Paul Saltzman and Stephen Merkel ("Executive
Officers"), would be participating executives for 2005 in eSpeed's 2003
Incentive Bonus Compensation Plan (the "Bonus Plan"). The Compensation Committee
set 2005 bonus opportunities of up to 100% of each Executive Officer's base salary. Actual bonuses will be determined by the Compensation Committee, taking into account such individual and corporate measures of performance as it determines appropriate in its discretion, including whether eSpeed has achieved a 2005 revenue target of $150 million, provided that in no event will any such bonus be paid (i) to any Executive Officer whose employment terminates prior to
December 31, 2005, or (ii) if eSpeed does not achieve any operating profit for
2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                eSpeed, Inc.

Date: April 4, 2005             By: /s/ Stephen M. Merkel
                                   --------------------------------
                                   Stephen M. Merkel
                                   Executive Vice President and General Counsel